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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a party other than the registrant[ ]

Check the appropriate box:

 [ ]  Preliminary proxy statement.          [ ]  CONFIDENTIAL, FOR USE OF THE
 [ ]  Definitive proxy statement.                COMMISSION ONLY (AS PERMITTED
 [X]  Definitive additional materials.           BY RULE 14a-6(e)(2)).
 [ ]  Soliciting material under Rule 14a-12.

                       HARRIS ASSOCIATES INVESTMENT TRUST
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 [X] No fee required.
 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

 1) Title of each class of securities to which transaction applies:

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 2) Aggregate number of securities to which transaction applies:

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 3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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 4) Proposed maximum aggregate value of transaction:

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 5) Total fee paid:

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 [ ] Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 1)  Amount Previously Paid:

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 2)  Form, Schedule or Registration Statement No.:

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 3)  Filing Party:

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 4)  Date Filed:

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The following will be sent via email to employees of Harris Associates L.P.:

Oakmark Funds Shareholders: Just a reminder! Be sure to vote your proxies regarding the new investment advisory agreements. We, Fund Operations, find that the very quickest way to vote is via phone at 1-888-221-0697, but the internet and mail are also options. And if you have any questions call us or 1-800-OAKMARK.